UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 20, 2011

LIBERTY GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Boulevard, Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 220-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 20, 2011, Telenet entered into two new additional facility accession agreements, the Additional Facility Q Accession Agreement and the Additional Facility R Accession Agreement under the Telenet Credit Facility. Pursuant to the Additional Facility Q Accession Agreement and the Additional Facility R Accession Agreement, certain Facility G lenders (the Rolling Lenders) agreed to roll all or part of their existing Facility G commitments into either the new Facility Q or new Facility R. Facility Q is a term loan facility in an aggregate principal amount of €431.0 million ($612.1 million at the transaction date) and Facility R is a term loan facility in an aggregate principal amount of €798.6 million ($1,134.2 million at the transaction date). The Rolling Lenders novated their existing Facility G commitments to Telenet Luxembourg Finance Center S.à.r.l. (Telenet Luxembourg), and entered into the new Facilities Q and R. Telenet Luxembourg, the initial lender under the Additional Facility Q Accession Agreement and the Additional Facility R Accession Agreement, novated its Facility Q and Facility R commitments to the Rolling Lenders.  The final maturity date for Facility Q and Facility R will be July 31, 2017 and July 31, 2019, respectively. Facility Q will bear interest at a rate of EURIBOR plus 3.25% and Facility R will bear interest at a rate of EURIBOR plus 3.625%. Facility Q and Facility R may be upsized in the future by entering into one or more additional facility accession agreements. The novation process was completed on July 22, 2011.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Name
4.1

Telenet Additional Facility Q Accession Agreement, dated July 20, 2011, among, inter alia, Telenet International Finance S.â.r.l. as Borrower, Telenet NV and Borrower as Guarantors, The Bank of Nova Scotia as Facility Agent, KBC Bank NV as Security Agent and Telenet Luxembourg Finance Center S.a.r.l. as an additional Facility Q Lender, under the €2,300,000,000 Credit Agreement, originally dated August 1, 2007, as amended and restated by supplemental agreements dated August 22, 2007, September 11, 2007, October 8, 2007 and June 23, 2009, among Telenet Bidco NV (now known as Telenet NV) as borrower, Toronto Dominion (Texas) LLC as facility agent, the parties listed therein as original guarantors, ABN AMRO Bank N.V., BNP Paribas S.A. and J.P. Morgan PLC as mandated lead arrangers, KBC Bank NV as security agent, and the financial institutions listed therein as initial original lenders (the Telenet Credit Agreement).

4.2

Telenet Additional Facility R Accession Agreement, dated July 20, 2011, among, inter alia, Telenet International Finance S.â.r.l. as Borrower, Telenet NV and Borrower as Guarantors, The Bank of Nova Scotia as Facility Agent, KBC Bank NV as Security Agent and Telenet Luxembourg Finance Center S.â.r.l. as an additional Facility R Lender, under the Telenet Credit Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2011

LIBERTY GLOBAL, INC.

By:	/s/ Randy L. Lazzell
Name:	Randy L. Lazzell
Title:	Vice President

Exhibit Index

Exhibit No.	Name
4.1

Telenet Additional Facility Q Accession Agreement, dated July 20, 2011, among, inter alia, Telenet International Finance S.â.r.l. as Borrower, Telenet NV and Borrower as Guarantors, The Bank of Nova Scotia as Facility Agent, KBC Bank NV as Security Agent and Telenet Luxembourg Finance Center S.a.r.l. as an additional Facility Q Lender, under the €2,300,000,000 Credit Agreement, originally dated August 1, 2007, as amended and restated by supplemental agreements dated August 22, 2007, September 11, 2007, October 8, 2007 and June 23, 2009, among Telenet Bidco NV (now known as Telenet NV) as borrower, Toronto Dominion (Texas) LLC as facility agent, the parties listed therein as original guarantors, ABN AMRO Bank N.V., BNP Paribas S.A. and J.P. Morgan PLC as mandated lead arrangers, KBC Bank NV as security agent, and the financial institutions listed therein as initial original lenders (the Telenet Credit Agreement).

4.2

Telenet Additional Facility R Accession Agreement, dated July 20, 2011, among, inter alia, Telenet International Finance S.â.r.l. as Borrower, Telenet NV and Borrower as Guarantors, The Bank of Nova Scotia as Facility Agent, KBC Bank NV as Security Agent and Telenet Luxembourg Finance Center S.â.r.l. as an additional Facility R Lender, under the Telenet Credit Agreement.